Exhibit 99.1

Dynacast International Inc. Reports Third Quarter 2012 Financial Results

CHARLOTTE, N.C., November 19, 2012 – As previously announced, the management of Dynacast International Inc. (“Dynacast”) will hold a conference call at 11.30 a.m., Eastern Time, on Tuesday, November 20, 2012, to review Dynacast’s results for the third quarter of 2012.

Net sales were $129.3 million for the three months ended September 30, 2012, a $7.1 million, or 5.8%, increase from the corresponding period in the prior year. Net loss decreased by $18.0 million to $0.3 million for the three months ended September 30, 2012 compared to the corresponding period in the prior year. Adjusted EBITDA increased by $1.0 million, or 4.3%, to $24.2 million for the three months ended September 30, 2012 compared to the corresponding period in the prior year.

Net sales were $377.5 million for the nine months ended September 30, 2012, a $14.7 million, or 4.1%, increase from the corresponding period in the prior year. Net loss for the nine months ended September 30, 2012 was $1.4 million, a reduction of $9.4 million from the corresponding period in the prior year. Adjusted EBITDA increased to by $1.7 million, or 2.6%, to $68.3 million for the nine months ended September 30, 2012 compared to the corresponding period in the prior year.

Results for the three and nine months ended September 30, 2012 were impacted by $1.0 and $9.3 million, respectively, of additional depreciation and amortization expense related to the allocation of the purchase price paid in the acquisition of the Dynacast business from Melrose plc in July 2011. In addition, results were negatively impacted by the weakening of the average Euro to U.S. Dollar exchange rate, resulting in a reduction in net sales of $4.8 and $11.8 million and a reduction in net income of $0.3 and $1.6 million for the three and the nine months ended September 30, 2012, respectively.

Conference Call

The conference call will be held at 11.30 a.m., Eastern Time, on November 20, 2012 and may be accessed by dialing (877) 873-1192 for U.S. callers or (706) 643-1195 for international callers. Please reference conference ID# 68783105.

A telephonic replay of the call will be available after 2.00 p.m., Eastern Time, on November 20, 2012 and continue through December 20, 2012 and can be accessed by dialing (855) 859-2056 for U.S. callers or (404) 537-3406 for international callers. Please reference conference ID# 68783105.

About Dynacast International Inc.

Dynacast is a global manufacturer of small, engineered die cast components for thousands of companies in industries such as automotive electronics, consumer electronics, healthcare, hardware, computers and peripherals and many others.

Dynacast produces precision components by combining extensive engineering knowledge with our specialized manufacturing technologies. We provide cost effective solutions for our customers worldwide by identifying opportunities to redesign or consolidate products and assemblies through die-casting. We have a history of delivering value to our customers through our engineering expertise, efficient operations and Advanced Quality Planning systems.

With Global Headquarters in Charlotte, NC, Dynacast operates 20 manufacturing facilities in 16 countries around the world. Please visit www.dynacast.com to learn more.

Non-GAAP Measures

Adjusted EBITDA and Segment EBITDA, as used in this news release, are non-GAAP financial measures.

EBITDA is earnings before interest, other income, taxes, depreciation and amortization. We define Adjusted EBITDA as EBITDA adjusted for certain items that we believe hinder comparison of the performance of our business either year-over-year or with other businesses, including non-controlling interests, management fees, stand-alone costs, restructuring costs, professional fees and transaction costs. Items are excluded from Adjusted EBITDA because they are individually or collectively material items that we do not consider to be representative of the performance of our core business during the periods under review. We believe that the presentation of Adjusted EBITDA enhances an investor’s understanding of our performance.

Segment EBITDA is calculated by adding back depreciation and amortization expense to segment operating income. We measure and evaluate our reportable segments based on segment operating income, which is consistent with our chief operating decision maker’s assessment of segment performance. For the quarter and nine months ended September 30, 2012 and 2011, we believe that Segment EBITDA is useful in evaluating operating profitability as it excludes the depreciation and amortization expenses resulting from the allocation of the purchase price paid in the July 19, 2011 acquisition of the Dynacast business to the tangible and intangible assets acquired and liabilities assumed, which expenses were not present during the period July 1, 2011 through July 19, 2011 and the period January 1, 2011 through July 19, 2011. Segment EBITDA does not purport to be an alternative to segment operating income.

Adjusted EBITDA and Segment EBITDA are considered non-GAAP measures because they exclude amounts that are included in, or include amounts that are excluded from, the most directly comparable measure calculated and presented in accordance with GAAP or are calculated using financial measures that are not calculated in accordance with GAAP. Adjusted EBITDA and Segment EBITDA have limitations as analytical tools, and you should not consider them in isolation, or as a substitute for an analysis of our results as reported under GAAP. Some of these limitations include, but are not limited to the fact that Adjusted EBITDA and Segment EBITDA:

•	do not reflect our cash expenditures or future requirements for capital expenditures or contractual commitments;

•	do not reflect changes in, or cash requirements for, our working capital needs;

•	do not reflect the significant interest expense, or the cash requirements necessary, to service interest or principal payments on our debts;

•	do not reflect any cash requirements that would be required for replacement of assets that are being depreciated or amortized; and

•	may exclude items that reflect cash payments that were made, or will in the future be made.

The non-GAAP financial measures used by us may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies, which limits their usefulness as comparative measures.

For reconciliations of Adjusted EBITDA and Segment EBITDA to net income, the most directly comparable financial measure calculated and presented in accordance with GAAP, see “Reconciliation of Non-GAAP Measures” in the accompanying tables.

Cautionary Statement Regarding Forward-Looking Statements

This news release contains, and Dynacast and our management may make, certain statements that constitute “forward looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can generally be identified by the use of forward-looking terminology, such as “contemplate,” “believe,” “estimate,” “anticipate,” “continue,” “expect,” “intend,” “predict,” “project,” “potential,” “possible,” “may,” “plan,” “should,” “would,” “goal,” “target” or other similar expressions or, in each case, their negative or other variations or comparable terminology. Forward-looking statements express our opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results, and include all matters that are not historical facts. Such statements include, in particular, statements about our plans, intentions, beliefs or current expectations concerning, among other things, our results of operations, financial condition, liquidity, earnings outlook, prospects, growth, strategies, the industry in which we operate, economic conditions and trends in the regions in which we operate, our potential for growth in specified markets or geographies, facility improvements and capital expenditures. Although we base these forward-looking statements on assumptions that we believe are reasonable when made, we caution you that forward-looking statements are not guarantees of future performance. By their nature, forward-looking statements involve certain risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. Actual outcomes or results may differ materially from those made in or suggested by the forward-looking statements. In addition, even if actual outcomes or results are consistent with the forward-looking statements contained, those outcomes or results may not be indicative of outcomes or results in subsequent periods.

You should not place undue reliance on any forward-looking statement and you should consider the following factors that may cause actual outcomes or results to differ materially from forward-looking statements, as well as those discussed in any of our subsequent filings with the Securities and Exchange Commission (“SEC”):

•	competitive risks from other zinc or aluminum die cast producers or self-manufacturing by customers;

•	relationships with, and financial or operating conditions of, our key customers, suppliers and other stakeholders;

•	loss of, or an inability to attract, key management;

•	fluctuations in the supply of, and prices for and raw materials in the areas in which we maintain production facilities;

•	union disputes, labor unrest or other employee relations issues;

•	availability of production capacity;

•	environmental, health and safety costs;

•	impact of future mergers, acquisitions, joint ventures or teaming agreements;

•	our substantial level of indebtedness and ability to generate cash;

•	changes in the availability and cost of capital;

•	changes in or timing of our restructuring or plant development plans;

•	restrictions in our debt agreements;

•	fluctuations in the relative value of the U.S. dollar and the currencies of the countries and regions in which we operate and the effectiveness of our currency hedging activities;

•	ability to repatriate cash held by our foreign subsidiaries;

•	changes in political, economic, regulatory and business conditions, including changes in taxes, tax rates, duties or tariffs;

•	acts of war or terrorist activities;

•	existence or exacerbation of general political instability and uncertainty in the U.S. or in other countries or regions in which we operate;

•	cyclical demand and pricing within the end markets for our products;

•	other risks and factors identified in this news release and in our filings with the SEC.

Any forward-looking statements speak only as of the date of those statements. All subsequent written and oral forward-looking statements concerning the matters addressed in this news release and attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this news release. Except to the extent required by applicable law or regulation, we undertake no obligation to update these forward-looking statements to reflect events or circumstances after the date of the forward-looking statement or to reflect the occurrence of unanticipated events. Comparisons of results for current and any prior periods are not intended to express any future trends or indications of future performance, unless expressed as such, and should only be viewed as historical data.

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Dynacast International Inc.

Condensed Statement of Operations (Unaudited)

	Consolidated Successor Company		Combined Predecessor Company
(in millions of dollars)	For the Three Months Ended September 30, 2012	For the Period July 20, 2011 to September 30, 2011	For the Period July 1, 2011 to July 19, 2011

Net sales	$129.3	$95.9	$26.3
Costs of goods sold	(98.2)	(79.8)	(20.5)

Gross margin	31.1	16.1	5.8
Operating expenses:
Selling, general and administrative	(15.5)	(9.3)	(3.5)
Transaction costs	(0.3)	(15.4)	—
Restructuring expense	—	(0.1)	(0.1)

Total operating expenses	(15.8)	(24.8)	(3.6)
Operating income (loss)	15.3	(8.7)	2.2
Other income (expense)
Interest expense, net	(12.2)	(15.0)	(0.1)

Income (loss) before income taxes	3.1	(23.7)	2.1
Income tax (expense) benefit	(3.4)	3.2	0.1

Net (loss) income	(0.3)	(20.5)	2.2
Less: net income attributable to non-controlling interests	—	(0.1)	—
Less: Series A preferred stock dividends and accretion	—	(2.4)	—

Net (loss) income attributable to controlling stockholders	$(0.3)	$(23.0)	$2.2

Dynacast International Inc.

Condensed Statement of Operations (Unaudited)

	Consolidated		Combined
	Successor Company		Predecessor Company
(in millions of dollars)	For the Nine Months Ended September 30, 2012	For the Period July 20, 2011 to September 30, 2011	For the Period January 1, 2011 to July 19, 2011

Net sales	$377.5	$95.9	$266.9
Costs of goods sold	(290.6)	(79.8)	(203.7)

Gross margin	86.9	16.1	63.2
Operating expenses:
Selling, general and administrative	(44.3)	(9.3)	(24.3)
Transaction costs	(0.5)	(15.4)	—
Restructuring (expense) credit	(0.5)	(0.1)	0.8

Total operating expenses	(45.3)	(24.8)	(23.5)
Operating income (loss)	41.6	(8.7)	39.7
Other income (expense)
Interest expense	(37.2)	(15.0)	(1.5)
Other income	0.1	—	0.1

Income (loss) before income taxes	4.5	(23.7)	38.3
Income tax (expense) benefit	(5.9)	3.2	(9.8)

Net (loss) income	(1.4)	(20.5)	28.5
Less: net income attributable to non-controlling interests	(0.2)	(0.1)	(0.2)
Less: Series A preferred stock dividends and accretion	(0.2)	(2.4)	—

Net (loss) income attributable to controlling stockholders	$(1.8)	$(23.0)	$28.3

Dynacast International Inc.

Condensed Balance Sheet (Unaudited)

	Consolidated Successor Company
(in millions of dollars)	September 30, 2012	December 31, 2011

Assets
Current assets
Cash and cash equivalents	$22.4	$21.1
Accounts receivable, net	78.4	66.9
Inventory	43.8	39.0
Derivatives	1.0	1.3
Other assets	9.7	8.2
Deferred income taxes	5.0	5.8

Total current assets	160.3	142.3
Property and equipment, net	123.5	119.9
Intangible assets, net	262.6	270.7
Goodwill	239.8	238.4
Deferred financing costs	20.5	22.1
Other assets	2.2	2.2
Deferred income taxes	4.4	4.9

Total assets	$813.3	$800.5

Liabilities and Equity
Current liabilities
Accounts payable	$61.1	$52.7
Income taxes payable	6.1	6.8
Derivatives	0.2	0.2
Accrued expenses	33.0	31.7
Accrued interest	6.9	14.6
Other liabilities	13.7	11.2
Deferred revenue	8.5	8.4
Current portion of accrued pension and retirement benefit obligations	0.6	0.6
Current portion of long-term debt	5.6	5.0
Deferred income taxes	2.4	1.3

Total current liabilities	138.1	132.5
Other liabilities	1.0	1.6
Accrued interest and dividends	9.5	3.4
Accrued pension and retirement benefit obligations	19.3	19.5
Long-term debt, net	390.2	392.5
Mandatorily redeemable preferred stock	53.0	26.5
Warrants	6.1	6.1
Deferred income taxes	69.3	72.2

Total liabilities	686.5	654.3

Series A convertible mandatory redeemable preferred stock,	—	26.5
Puttable common stock	1.5	1.5
Commitments and contingencies
Equity
Common stock	0.2	0.2
Additional paid-in capital	167.5	166.6
Accumulated foreign currency translation adjustment, net	(20.3)	(27.8)
Unrealized gain (loss) on cash flow hedges, net	0.2	(0.2)
Cumulative unrealized pension losses, net	(0.8)	(0.8)
Accumulated deficit	(25.4)	(23.6)

Total equity attributable to controlling stockholders	121.4	114.4

Non-controlling interests	3.9	3.8

Total equity	125.3	118.2

Total liabilities and equity	$813.3	$800.5

Dynacast International Inc.

Condensed Statements of Cash Flows (Unaudited)

	Consolidated		Combined
	Successor Company		Predecessor Company
(in millions of dollars)	For the Nine Months Ended September 30, 2012	For the Period July 20, 2011 to September 30, 2011	For the Period January 1, 2011 to July 19, 2011
Cash flows from operating activities
Net (loss) income	$(1.4)	$(20.5)	$28.5
Adjustments to reconcile net (loss) income to cash provided by operating activities:
Depreciation and amortization	24.2	6.5	8.3
Management fee from Melrose	—	—	0.5
Amortization of deferred financing costs	2.7	6.3	—
Inventory step-up	—	6.2	—
Accretion of preferred stock	—	0.8	—
Non-cash transaction expenses	—	3.5	—
Deferred income taxes	(2.2)	(3.5)	(0.6)
Beneficial conversion value of Series A preferred stock	0.9	—	—
Other	0.4	0.3	0.9
Changes in operating assets and liabilities:
Accounts receivable	(10.7)	1.3	(10.3)
Inventory	(4.6)	2.0	(1.1)
Prepaid assets	(2.4)	0.1	(1.3)
Other assets	(0.5)	(0.5)	(0.4)
Accounts payable	8.0	5.2	3.5
Income taxes payable	1.2	(4.7)	(0.4)
Accrued expenses	2.5	(3.4)	1.5
Accrued interest	(1.7)	8.1	—
Other liabilities	1.2	(0.4)	1.8

Net cash flows provided by operating activities	17.6	7.3	30.9

Cash flows from investing activities
Business acquisition, net of cash acquired	—	(585.5)	—
Capital expenditures	(15.7)	(2.7)	(7.0)
Settlement of derivative contracts	1.6	—	0.6
Repayment of notes receivable issued to affiliates	—	—	26.1

Net cash flows (used in) provided by investing activities	(14.1)	(588.2)	19.7
Cash flows from financing activities
Issuance of common stock	—	170.0	—
Issuance of preferred stock	—	53.0	—
Issuance of long-term debt	—	400.0	—
Draws on revolver	24.5	6.5	—
Repayments of revolver	(22.5)	—	—
Debt issuance costs	(1.1)	(27.3)	—
Distributions to Melrose, net	—	—	(26.1)
Dividends paid to non-controlling interests	(0.2)	—	(0.2)
Dividends paid to Melrose	—	—	(12.9)
Contribution from Melrose	—	—	4.3
Repayment of long-term debt	(3.7)	(1.3)	(0.4)
Repayment of notes payable from affiliates	—	—	(27.6)

Net cash flows (used in) provided by financing activities	(3.0)	600.9	(62.9)

Effect of exchange rate changes on cash and cash equivalents	0.8	(0.4)	1.2
Net change in cash and cash equivalents	1.3	19.6	(11.1)
Cash and cash equivalents
Beginning of period	21.1	—	27.8

End of period	$22.4	$19.6	$16.7

Dynacast International Inc.

Segment Information (Unaudited)

Revenue

	Consolidated		Combined
	Successor Company		Predecessor Company
(in millions of dollars)	For the Three Months Ended September 30, 2012	For the Period July 20, 2011 to September 30, 2011	For the Period July 1, 2011 to July 19, 2011
Asia Pacific	$52.3	$30.6	$12.1
Europe	40.3	36.4	8.7
North America	36.7	28.9	5.5

Total	$129.3	$95.9	$26.3

	Consolidated		Combined
	Successor Company		Predecessor Group
(in millions of dollars)	For the Nine Months Ended September 30, 2012	For the Period July 20, 2011 to September 30, 2011	For the Period January 1, 2011 to July 19, 2011
Asia Pacific	$144.3	$30.6	$82.0
Europe	129.6	36.4	110.3
North America	103.6	28.9	74.6

Total	$377.5	$95.9	$266.9

Total Assets

	Consolidated Successor Company
(in millions of dollars)	September 30, 2012	December 31, 2011

Asia Pacific	$289.7	$267.5
Europe	429.8	347.3
North America	231.9	170.3
Corporate/Eliminations	(138.1)	15.4

Total Segment Assets	$813.3	$800.5

Dynacast International Inc.

Segment Information (Unaudited)

Segment Operating Income

	Consolidated		Combined
	Successor Company		Predecessor Company
(in millions of dollars)	For the Three Months Ended September 30, 2012	For the Period July 20, 2011 to September 30, 2011	For the Period July 1, 2011 to July 19, 2011
Asia Pacific	$7.1	$3.0	$1.2
Europe	5.7	4.0	1.2
North America	6.2	3.9	0.2

Segment Operating Income	19.0	10.9	2.6
Corporate	(3.5)	(0.8)	(0.4)

	15.5	10.1	2.2
Difference in basis of accounting	—	—	0.4
Reorganization expenses	—	(0.1)	(0.1)
Fixed asset disposal	(0.2)	—	—
Melrose cost allocation	—	—	(0.1)
Transaction costs	—	(15.4)	—
Intangible asset amortization	—	(3.3)	(0.2)

Operating income (loss)	$15.3	$(8.7)	$2.2

	Consolidated		Combined
	Successor Company		Predecessor Company
(in millions of dollars)	For the Nine Months Ended September 30, 2012	For the Period July 20, 2011 to September 30, 2011	For the Period January 1, 2011 to July 19, 2011
Asia Pacific	$17.8	$3.0	$13.2
Europe	17.7	4.0	22.6
North America	16.4	3.9	8.9

Segment Operating Income	51.9	10.9	44.7
Corporate	(9.7)	(0.8)	(2.3)

	42.2	10.1	42.4
Difference in basis of accounting	—	—	(0.6)
Reorganization (expenses) credit	(0.5)	(0.1)	0.8
Fixed asset disposal	(0.1)	—	—
Melrose cost allocation	—	—	(0.5)
Transaction costs	—	(15.4)	—
Intangible asset amortization	—	(3.3)	(2.4)

Operating income (loss)	$41.6	$(8.7)	$39.7

Dynacast International Inc.

Segment Information (Unaudited)

Depreciation and Amortization

	Consolidated Successor Company		Combined Predecessor Company
(in millions of dollars)	For the Three Months Ended September 30, 2012	For the Period July 20, 2011 to September 30, 2011	For the Period0 July 1, 2011 to July 19, 2011
Asia Pacific	$3.2	$1.1	$0.2
Europe	3.2	1.1	0.2
North America	1.7	1.0	0.1

Total Segment	8.1	3.2	0.5
Corporate	0.1	—	—
Intangible asset amortization (excluding debt issuance costs)	—	3.3	0.2

Total	$8.2	$6.5	$0.7

	Consolidated Successor Company		Combined Predecessor Company
(in millions of dollars)	For the Nine Months Ended September 30, 2012	For the Period July 20, 2011 to September 30, 2011	For the Period January 1, 2011 to July 19, 2011
Asia Pacific	$9.5	$1.1	$2.1
Europe	9.3	1.1	2.2
North America	5.2	1.0	1.5

Total Segment	24.0	3.2	5.8
Coporate	0.2	—	0.1
Intangible asset amortization (excluding debt issuance costs)	—	3.3	2.4

Total	$24.2	$6.5	$8.3

Dynacast International Inc.

Segment Information (Unaudited)

Capital Expenditures

	Consolidated Successor Company		Combined Predecessor Company
(in millions of dollars)	For the Three Months Ended to September 30, 2012	For the Period July 20, 2011 to September 30, 2011	For the Period July 1, 2011 to July 19, 2011
Asia Pacific	$3.2	$0.7	$0.2
Europe	4.0	1.5	—
North America	1.2	0.6	0.3

Total Segment	8.4	2.8	0.5
Corporate	0.1	—	—

Total	$8.5	$2.8	$0.5

	Consolidated Successor Company		Combined Predecessor Company
(in millions of dollars)	For the Nine Months Ended to September 30, 2012	For the Period July 20, 2011 to September 30, 2011	For the Period January 1, 2011 to July 19, 2011
Asia Pacific	$8.4	$0.7	$2.3
Europe	4.8	1.5	1.3
North America	3.2	0.6	1.8

Total Segment	16.4	2.8	5.4
Corporate	0.2	—	—

Total	$16.6	$2.8	$5.4

Dynacast International Inc.

Reconciliation of Non-GAAP Measures (Unaudited)

The following table reconciles our total net income (loss) to Adjusted EBITDA and our net income (loss) by segment to Segment EBITDA:

	Consolidated Successor Company										Combined Predecessor Company
	For the Three Months Ended September 30, 2012					For the Period July 20, 2011 to September 30, 2011					For the Period July 1, 2011 to July 19, 2011
(In millions of dollars)	Europe	Asia	North America	Corporate	Total	Europe	Asia	North America	Corporate	Total	Europe	Asia	North America	Corporate	Total

Net income (loss)	$6.5	$5.2	$(1.1)	$(10.9)	$(0.3)	$3.3	$2.5	$3.1	$(29.4)	$(20.5)	$1.1	$1.0	$0.8	$(0.7)	$2.2
Income taxes	(0.5)	1.9	7.4	(5.4)	3.4	1.1	0.5	0.8	(5.6)	(3.2)	0.2	0.2	(0.6)	0.1	(0.1)
Interest expense	0.6	—	—	11.6	12.2	0.1	—	—	14.9	15.0	—	—	—	0.1	0.1
Other income	(0.9)	—	(0.1)	1.0	—	(0.5)	—	—	0.5	—	(0.1)	—	—	0.1	—

Operating income (loss)	5.7	7.1	6.2	(3.7)	15.3	4.0	3.0	3.9	(19.6)	(8.7)	1.2	1.2	0.2	(0.4)	2.2
Depreciation & amortization	3.2	3.2	1.7	0.1	8.2	1.1	1.1	1.0	3.3	6.5	0.2	0.2	0.1	0.2	0.7

EBITDA	8.9	10.3	7.9	(3.6)	23.5	5.1	4.1	4.9	(16.3)	(2.2)	1.4	1.4	0.3	(0.2)	2.9

Non-controlling interests in EBITDA	—	—	—	(0.3)	(0.3)	—	—	—	(0.2)	(0.2)	—	—	—	(0.1)	(0.1)
Management fees	—	—	—	0.7	0.7	—	—	—	—	—	—	—	—	0.5	0.5
Standalone costs	—	—	—	—	—	—	—	—	—	—	—	—	—	(0.1)	(0.1)
Restructuring & severance	—	—	—	—	—	—	—	—	0.1	0.1	—	—	—	0.1	0.1
Professional fees	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Inventory fair value adjustment	—	—	—	—	—	2.4	3.2	0.6	—	6.2	—	—	—	—	—
Transaction costs	—	—	—	0.3	0.3	—	—	—	16.0	16.0	—	—	—	—	—

Adjusted EBITDA	$8.9	$10.3	$7.9	$(2.9)	$24.2	$7.5	$7.3	$5.5	$(0.4)	$19.9	$1.4	$1.4	$0.3	$0.2	$3.3

	Consolidated Successor Company										Combined Predecessor Company
	For the Nine Months Ended September 30, 2012					For the Period July 20, 2011 to September 30, 2011					For the Period January 1, 2011 to July 19, 2011
(In millions of dollars)	Europe	Asia	North America	Corporate	Total	Europe	Asia	North America	Corporate	Total	Europe	Asia	North America	Corporate	Total

Net income (loss)	$17.2	$14.2	$3.3	$(36.1)	$(1.4)	$3.3	$2.5	$3.1	$(29.4)	$(20.5)	$18.7	$11.1	$8.1	$(9.4)	$28.5
Income taxes	1.3	3.5	13.3	(12.2)	5.9	1.1	0.5	0.8	(5.6)	(3.2)	4.3	2.0	1.8	1.7	9.8
Interest expense	1.7	0.2	—	35.3	37.2	0.1	—	—	14.9	15.0	0.3	0.1	(0.2)	1.3	1.5
Other income	(2.5)	(0.1)	(0.2)	2.7	(0.1)	(0.5)	—	—	0.5	—	(0.7)	—	(0.8)	1.4	(0.1)

Operating income (loss)	17.7	17.8	16.4	(10.3)	41.6	4.0	3.0	3.9	(19.6)	(8.7)	22.6	13.2	8.9	(5.0)	39.7
Depreciation & amortization	9.3	9.5	5.2	0.2	24.2	1.1	1.1	1.0	3.3	6.5	2.2	2.1	1.5	2.5	8.3

EBITDA	27.0	27.3	21.6	(10.1)	65.8	5.1	4.1	4.9	(16.3)	(2.2)	24.8	15.3	10.4	(2.5)	48.0

Non-controlling interests in EBITDA	—	—	—	(0.7)	(0.7)	—	—	—	(0.2)	(0.2)	—	—	—	$(0.7)	$(0.7)
Management fees	—	—	—	1.9	1.9	—	—	—	—	—	—	—	—	0.5	0.5
Standalone costs	—	—	—	—	—	—	—	—	—	—	—	—	—	(0.3)	(0.3)
Restructuring & severance	—	—	—	0.5	0.5	—	—	—	0.1	0.1	—	—	—	(0.8)	(0.8)
Professional fees	—	—	—	0.3	0.3	—	—	—	—	—	—	—	—	—	—
Inventory fair value adjustment	—	—	—	—	—	2.4	3.2	0.6	—	6.2	—	—	—	—	—
Transaction costs	—	—	—	0.5	0.5	—	—	—	16.0	16.0	—	—	—	—	—

Adjusted EBITDA	$27.0	$27.3	$21.6	$(7.6)	$68.3	$7.5	$7.3	$5.5	$(0.4)	$19.9	$24.8	$15.3	$10.4	$(3.8)	$46.7